UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 13, 2025

Aquestive Therapeutics, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-38599	82-3827296
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 Technology Drive
Warren, NJ 07059
(908) 941-1900
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable
(Former name or former address, if changed since last report)

________________________________________________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AQST	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.
On January 13, 2025, Aquestive Therapeutics, Inc. ("Aquestive or the Company") issued a press release providing an update on recent business developments and outlined key objectives for 2025 in which it reported a preliminary estimate that, as of December 31, 2024, it had approximately $70 million in cash and cash equivalents. The estimated cash and cash equivalents are preliminary and unaudited, represent management estimates as of the date of this report, are subject to the completion of the Company’s year-end financial closing procedures that could result in changes to these amounts and do not present all information necessary for an understanding of the Company’s financial condition or results of operation as of December 31, 2024. The actual financial results may differ materially from the preliminary estimated financial information. A copy of the Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 2.02 by reference.

The information in this Item 2.02 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 7.01	Regulation FD Disclosure.
Additionally, the Company is furnishing this Current Report on Form 8-K in connection with the disclosure of information, in the form of an investor presentation, given at meetings with institutional investors, analysts and others. This information may be amended or updated at any time and from time to time through another Current Report on Form 8-K, a later Company filing or other means. A copy of the Company’s investor presentation is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference. The investor presentation is available on the Events and Presentations page in the Investors section of the Company’s website located at www.aquestive.com, although the Company reserves the right to discontinue that availability at any time.

The information in this Item 7.01 (including Exhibit 99.2) shall not be deemed to be “filed” for purposes of, or otherwise subject to the liabilities of, the Exchange Act, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01	Financial Statements and Exhibits.

(d)Exhibits.

Exhibit Number	Description
99.1	Aquestive Therapeutics, Inc. Press Release, dated January 13, 2025
99.2	Aquestive Therapeutics, Inc. Corporate Presentation, dated January 2025

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 13, 2025	Aquestive Therapeutics, Inc.

	By:	/s/ A. Ernest Toth, Jr
Name: A. Ernest Toth, Jr.
Title: Chief Financial Officer